FORM N-CSR

  CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number                   811-10493

Exact Name of registrant as specified in charter     NorthQuest Capital
                                                     Fund, Inc.

Address of principal executive offices               16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Name and address of agent for service                Peter J. Lencki
                                                     16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Registrants telephone number, including area code    732-892-1057

Date of fiscal year end:                             12/31/03

Date of reporting period:                            06/30/03




































                                     - i -




(page)
Item 1. Report to Shareholders.


                         NORTHQUEST CAPITAL FUND, INC.

                                MID-YEAR REPORT

                                 JUNE 30, 2003











                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ  07722
                                 1-800-698-5261






































                                     - ii -



(page)


                         NORTHQUEST CAPITAL FUND, INC.

                                                                  June 30, 2003
To the Shareholders of NorthQuest Capital Fund, Inc.:

   Our Fund began the year at a price of $9.19 and ended the past six months at $9.70. The Fund's total return before taxes for this period was + 5.5 %. The following table, from the "Wall Street Journal" dated 07/01/03, may be helpful in comparing the Fund's performance with other investments and financial indices.
                                  Total Return
             Index                                        Year-To-Date (YTD)
             -----                                        ------------------
             DJIA                                            +   7.7 %
             S&P 500                                         +  10.7 %

The Fund's performance has lagged the DJIA and S&P 500 indices because the Fund holds a large cash reserve. Eventually, most of this cash will be invested in companies that meet our investment criteria and price targets.
   NorthQuest did not purchase or sell any common stock securities during the second quarter. The value of the Fund's common stock portfolio finally went positive this quarter. NorthQuest has invested $1,000,981 in common stock se-curities. The current value of these securities is $1,011,507. For the six months ended June 30, 2003, the net assets of the Fund increased $148,234. Ap-proximately $68,093 was invested in NorthQuest by our shareholders over the past six months. The Fund has issued 156,858 shares to its shareholders as of June 30, 2003.

The U.S. Economy

   The economic recovery continues at a sluggish pace. But, the current low in-terest rate environment and pending tax cuts from the federal government should propel the economy to a higher growth rate by the fourth quarter of 2003. The Fund will continue to monitor the strength of corporate earnings and consumer spending, which are economic statistics that measure the economy's vigor.

   You will find enclosed the Fund's financial statements and a shareholder statement, which includes current year account transactions and account bal-ances as of 06/30/03. Please do not hesitate to call or write me any comments or questions that you may have about this report.

Sincerely,

/s/ Peter J. Lencki
    ---------------
    President












                                     - 1 -




(page)
                         NORTHQUEST CAPITAL FUND, INC,
                         -----------------------------
                            Schedule of Investments
                            -----------------------
                                 June 30, 2003
                                  (Unaudited)
                                                                    Fair
COMMON STOCKS - 66.45%                  Shares         Cost         Value
----------------------                  ------         ----         -----
Computer hardware & software - 5.42%
------------------------------------

Cisco Systems *                           1300   $    19,625   $    21,827
EMC Corp. *                               1600        17,280        16,752
Symantec Corp. *                          1000        38,022        43,910
                                                    ---------     ---------
                                                      74,927        82,489
                                                    ---------     ---------

Defense Industry - 7.14%
------------------------

General Dynamics Corp.                    1500       100,926       108,750
                                                    ---------     ---------

Electrical Products/Equipment - 3.07%
-------------------------------------

General Electric Corp.                    1000        35,693        28,680
Technitrol Inc. *                         1200        28,284        18,060
                                                    ---------     ---------
                                                      63,977        46,740
                                                    ---------     ---------
Food Industry - 3.66%
---------------------

Hershey Foods                              800        55,426        55,728
                                                    ---------     ---------

Industrials - 7.72%
-------------------

Diebold Inc.                               800        30,955        34,600
Donaldson Co.                              900        35,487        40,005
Sealed Air *                               900        39,558        42,894
                                                    ---------     ---------
                                                     106,000       117,499
                                                    ---------     ---------

Insurance & Financial Services - 17.61%
---------------------------------------

ChoicePoint Inc. *                        1599        70,189        55,197
MBNA Corp.                                1950        37,245        40,638
Morgan Stanley                            2000       105,904        85,500
Washington Mutual                         2100        75,050        86,730
                                                    ---------     ---------
                                                     288,388       268,065
                                                    ---------     ---------

   The accompanying notes are an integral part of these financial statements.
                                    - 2 -



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Schedule of Investments (Continued)
                      -----------------------------------
                                 June 30, 2003
                                  (Unaudited)
                                                                     Fair
                                        Shares         Cost         Value
                                        ------         ----         -----

Medical & Drug Industry - 8.13%
-------------------------------

Pfizer Inc.                               2000   $    67,334   $   68,300
Stryker Corp.                              800        42,091       55,496
                                                    ---------     -------
                                                     109,425      123,796
                                                    ---------     -------
Miscellaneous - 8.40%
---------------------

Berkshire Hathaway, Class B *               38   $    89,457   $    92,340
New Jersey Resources                      1000        29,738        35,500
                                                    ---------     ---------
                                                     119,195       127,840
                                                    ---------     ---------

Publishers - 5.30%
------------------

McGraw-Hill                               1300        82,717        80,600
                                                    ---------   -----------

TOTAL COMMON STOCKS                              $ 1,000,981   $ 1,011,507
                                                  -----------   -----------

SHORT-TERM INVESTMENTS - 8.68%
-------------------------------

Charles Schwab Money Market Fund                      66,546        66,546
Federated Prime Cash Series                           65.522        65,522
                                                   ----------    ----------

TOTAL SHORT-TERM INVESTMENTS                         132,068       132,068
                                                   ----------    ----------

TOTAL INVESTMENTS                                $ 1,133,049     1,143,575
                                                   ==========    ----------

OTHER ASSETS AND LIABILITIES - 24.87%                              378,639
                                                                 ----------

NET ASSETS - 100.00%                                           $ 1,522,214
                                                                ===========

* Non-income producing security during the period.


  The accompanying notes are an integral part of these financial statements.


                                     - 3 -




(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statement of Assets and Liabilities
                      -----------------------------------
                                 June 30, 2003
                                  (Unaudited)




Assets

Investments in securities at fair value (cost $1,133,049)         $ 1,143,575
Cash                                                                  380,592
Dividends and interest receivable                                       1,015
                                                                   -----------

          Total Assets                                              1,525,182
                                                                   -----------


Liabilities

Accrued expenses                                                        2,968
                                                                   -----------

Net Assets                                                        $ 1,522,214
                                                                   ===========

Composition of Net Assets:
  Common stock, at .001 par value                                 $       157
  Paid in capital                                                   1,513,546
  Undistributed net income                                             (2,015)
  Net unrealized appreciation of investments                           10,526
                                                                   -----------

Net assets (equivalent to $9.70 per share based on
156,858 shares outstanding) (Note 4)                              $ 1,522,214
                                                                   ===========

















                   See accompanying notes financial statements.

                                     - 4 -




(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Statement of Operations
                            -----------------------
                        Six months ended June 30, 2003
                                  (Unaudited)



Investment Income

Dividends                                                     $   6,106
Interest                                                          2,120
Miscellaneous                                                       (24)
                                                               ---------

    Total income                                                  8,202
                                                               ---------

Expenses


Audit                                                             2,968
Bank and brokerage fees                                             208
Investment advisory fee                                           6,999
Directors' fees and expenses                                         27
Office expense                                                       79
Postage and printing                                                724
Registration fees                                                 1,304
Computer expense                                                    328
Taxes                                                               675
                                                               ---------

    Total expenses                                               13,312
Less, expense reduction from investment
advisor (Note 2)                                                ( 3,095)
                                                               ---------

    Net expenses                                                 10,217

Net Investment Income (Loss)                                    ( 2,015)
                                                               ---------

Realized and Unrealized Gain (Loss) from Investments

    Net realized gain on investments                               -

    Net increase in unrealized appreciation on
        investment securities                                    82,156
                                                               ---------

Net realized and unrealized gain (loss)
        on investments                                           82,156
                                                               ---------

Net increase (decrease) in net assets resulting
        from operations                                       $  80,141
                                                               =========

                 See accompanying notes to financial statements.
                                     - 5 -




(page)



                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                       Statement of Changes in Net Assets
                       ----------------------------------

                                                               1              2
                                                           2003           2002
Increase (decrease) in net assets from operations

  Net investment (loss)                               $    (2,015)   $    (253)
  Net realized gain from investment transactions                            -
  Unrealized appreciation (depreciation) of investments    82,156      (71,630)
                                                          --------     --------

Net increase (decrease) in net assets resulting
     from operations                                       80,141      (71,883)

Distributions to shareholders                                 -             -

Share transactions (Note 4)                                68,093     1,345,734
                                                          --------    ---------
     Total increase in net assets                         148,234     1,273,851

Net Assets
     Beginning                                          1,373,980       100,129
                                                        ----------    ---------

     End of year                                      $ 1,522,214   $ 1,373,980
                                                        =========    ==========



1  For the six months ended June 30, 2003 (Unaudited)
2 For the period from January 15, 2002 (commencement of operations) to December 31, 2002.



















                See accompanying notes to financial statements.

(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                              Financial Highlights
                              --------------------
        For a share of capital stock outstanding throughout the period
        --------------------------------------------------------------

                                                           1                 2
                                                       2003              2002
-------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $      9.19        $     10.00
-------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income                                  (.01)                -
Net Realized and Unrealized Gain on Investments         .52            (   .81)
                                                     --------        ----------
Total Income (Loss) From Investment Operations          .51            (   .81)
-------------------------------------------------------------------------------

Less Distributions                                       -                 -
-------------------------------------------------------------------------------

Net Asset Value, End of Period                  $      9.70         $     9.19
-------------------------------------------------------------------------------

Total Return                                         + 5.5%              -8.10%
-------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, end of Period                       $ 1,522,214        $ 1,373,980
Ratio of Expenses
 after reimbursement to Average Net Assets          1.50% a            1.39% a
 before reimbursement to Average Net Assets         1.90% a            2.85% a
Ratio of Net Investment Income
 to Average Net Assets                            - 0.29% a           -0.04% a
Portfolio Turnover Rate (%)                         0.00               0.00%
-------------------------------------------------------------------------------

a = annualized

1 For the six month period ended June 30, 2003 (Unaudited)
2 For the period from January 15, 2002 (commencement of investment operations) to December 31, 2002











                 See accompanying notes to financial statements.

(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                         Notes to Financial Statements
                         -----------------------------
                                 June 30, 2003
                               -----------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations: NorthQuest Capital Fund, Inc. ("the Fund") was incor-porated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company act of 1940, and its share are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Security Valuations: The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principle securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

   Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   Distribution to Shareholders: The Fund intends to distribute to its share-holders substantially all of its net realized capital gains and net invest-ment income, if any, at year-end.

   Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains and losses for financial statements and income tax purposes. Div-idend income is recorded on the ex-dividend date and interest income is re-corded on an accrual basis.

   Estimates: The preparation of financial statements in conformity with ac-cepted accounting principles requires management to make estimates and as-sumptions that affect the reported amount of assets and liabilities and dis-closure of contingent assets and liabilities at the date of financial state-ments and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   Reclassification: In accordance with SOP 93-2, the Fund has recorded a re-classification in the capital accounts. As of December 31, 2002, the Fund recorded permanent book/tax differences of $253 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (continued)
                   -----------------------------------------
                                 June 30, 2003
                               -----------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

   The Fund has an investment advisory agreement with Emerald Research Corpora-tion ("the Advisor"), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily clos-ing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating ex-penses exceed 2%.

   The Management fee for the first six months of 2003, as computed pursuant to the advisory agreement, totaled $6,999. The advisor has paid to date $3,095 of the Fund's total expenses, which totaled $13,312.

   Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund. Walter A. Lencki is a director on the Fund's board and an investor in the Advisor.

3. INVESTMENTS

   For the six months ended June 30, 2003, purchases and sales of investment securities other than short-term investments aggregated $152,361 and $0 re-spectively. At June 30, 2003, the gross unrealized appreciation for all securities totaled $74,602 and the gross unrealized depreciation for all se-curities totaled $64,076 or a net unrealized appreciation of $10,526. The aggregate cost of securities for federal income tax purposes at June 30, 2003 was $1,000,981.

4. CAPITAL SHARE TRANSACTIONS

   As of June 30, 2003, there were 500,000,000 shares of .001 par value capital stock authorized.
                                    June 30, 2003           December 31, 2002
                                    -------------           -----------------
                                 Shares       Amount       Shares       Amount
                                ---------------------     ---------------------

   Shares sold                   9,958     $  92,441      139,913   $ 1,349,201
   Shares issued in
    reinvestment of dividends      -            -            -            -
   Shares redeemed              (2,656)      (24,348)     (   370)     (  3,467)
                                -------      --------     --------   -----------
    Net Increase                 7,302     $  68,093      139,543   $ 1,345,734
                                =======      ========     ========   ===========

Item 3. Audit Committee Financial Expert.

    The Fund has assets under 2 million and has no audit committee and therefore has no audit committee financial expert. The Fund's officers and board of directors, which consists of independent directors that control 60% of the board, oversee and review all Fund reports. The current Fund auditor is Michael Baranowsky of Sanville & Company. Mr. Baranowsky conducts the var-ious Fund audits and continues to indicate satisfaction with the Fund's in-ternal controls, security certificate inspections, and other Fund reporting. At this time the Fund believes it has adequate supervision over its account-ing procedures, practices and reporting.


Item 4-8. (Reserved)


Item 9. Controls and Procedures.

   Peter J. Lencki is the president of the Fund. He handles all financial matters of the Fund and has provided the internal control procedures to produce detailed and accurate reports in all financial matters involving Fund operations. Peter J. Lencki reports to the board of directors on a continuous
   basis.   Mr. Lencki is also president and owner of the investment adviser, the Emerald Research Corporation. Walter A. Lencki, the Chief Financial Officer of the Fund and an investor in the investment adviser, oversees the Fund's financial reports. Auditors have reviewed the Internal Control exer-cised by the Fund during this past year and found no material weaknesses.


Item 10. Exhibits.

   A. Code of Ethics.
      Filed under Item 2 Code of Ethics


                                    - iii -